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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2000

                      WASHINGTON MUTUAL FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-3521                 95-4128205
(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                       Identification No.)

                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                     (Address of principal executive office)

                                 (813) 632-4500
               (Registrant's telephone number including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

        The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-80147) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

      Exhibit   Description
      -------   -----------

        1 Terms Agreement dated June 5, 2000, by and among the Registrant and Credit Suisse First Boston Corporation, Chase Securities
                Inc. and Salomon Smith Barney Inc., that incorporates by reference the Debt Securities Underwriting Agreement Basic
                Provisions dated June 23, 1999 (each filed herewith).

        4       Specimen Global 8-1/4% Senior Notes due June 5, 2005 (Nos. 1 and
                2 each filed herewith).

        23 Consent of Accountants - Deloitte & Touche LLP (incorporated by reference to Exhibit 23 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WASHINGTON MUTUAL FINANCE CORPORATION


                                       By: /s/ Fay L. Chapman
                                            ------------------------------------
                                            Fay L. Chapman
                                            Executive Vice President


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